Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated May 26, 2011, is between YOU On Demand Holdings, Inc., a Nevada corporation (the “Company”), and FIL Investment Management (Hong Kong) Limited, as professional fiduciary for various accounts from time to time (the “Investor”).

WHEREAS, in connection with the Securities Purchase Agreement, dated of even date herewith, by and among the Company and the Investor (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to the Investor the number of shares (the “Shares”) of the Company’s common stock, par value $0.001 (“Common Stock”), as is specified on the signature page to the Securities Purchase Agreement; and

WHEREAS, in accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.	Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)           “Additional Effectiveness Date” means the date the Additional Registration Statement is declared effective by the SEC.

(b)           “Additional Effectiveness Deadline” means the date which is sixty (60) calendar days after the Additional Filing Date or, in the event that the Registration Statement is subject to a review by the SEC, one hundred twenty (120) calendar days after the Additional Filing Date.

(c)           “Additional Filing Date” means the date on which the Additional Registration Statement is filed with the SEC.

(d)           “Additional Filing Deadline” means if Cutback Shares are required to be included in the Additional Registration Statement, one hundred eighty (180) days from the Initial Effectiveness Date or the last Additional Effectiveness Date, as applicable.

(e)           “Additional Registrable Securities” means, (i) any Cutback Shares not previously included on a Registration Statement and (ii) any shares of Common Stock of the Company issued or issuable with respect to the Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

(f)           “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering any Additional Registrable Securities.

(g)           “Additional Required Registration Amount” means any Cutback Shares not previously included on a Registration Statement, all subject to adjustment as provided in Section 2(f).

(h)           “Business Day” means any day (i) other than (A) Saturday, (B) Sunday or (C) any day on which commercial banks in New York City are authorized or required by law to remain closed and (ii) that the SEC is open for business.

(i)           “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(j)           “Cutback Shares” means any of the Initial Required Registration Amount of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415.

(k)           “Effectiveness Date” means the Initial Effectiveness Date and the Additional Effectiveness Date, as applicable.

(l)           “Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

(m)           “Exchange Act” means the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

(n)           “Filing Deadline” means the Initial Filing Deadline and the Additional Filing Deadline, as applicable.

(o)           “Initial Effectiveness Date” means the date that the Initial Registration Statement has been declared effective by the SEC.

(p)           “Initial Effectiveness Deadline” means the date that is ninety (90) days following the final Closing Date; provided, however, in the event the SEC informs the Company (i) that the SEC will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement and the Company makes such request, the Initial Effectiveness Deadline shall mean the date that is within five (5) Business Days the Company is so informed pursuant to either clause (i) or (ii) hereof; provided, further, that if the Initial Effectiveness Date falls on a day other than a Business Day, the Initial Effectiveness Deadline shall be the following Business Day.

(q)           “Initial Filing Deadline” means the date that is thirty (30) calendar days after the Closing Date.

(r)           “Initial Registrable Securities” means the Shares.

(s)           “Initial Required Registration Amount” means (i) the number of Shares issued to the Investor pursuant to the Securities Purchase Agreement or (ii) such other amount as may be required by the staff of the SEC pursuant to Rule 415.

(t)           “Initial Registration Statement” means the registration statement of the Company initially filed under the Securities Act covering the Initial Registrable Securities.

(u)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(v)           “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(w)           “Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities.

(x)           “Registration Statement” means a registration statement or registration statements, including the Initial Registration Statement and any Additional Registration Statements, of the Company filed under the Securities Act covering the Registrable Securities.

(y)           “Required Registration Amount” means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.

(z)           “Rule 415” means Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

(aa)           “SEC” means the United States Securities and Exchange Commission.

2.             Registration.

(a)           Mandatory Registration.  The Company shall prepare and file with the SEC, on or before the Initial Filing Deadline, the Registration Statement on Form S-3 (or Form S-1 or any other applicable form, if Form S-3 is not available to the Company) covering the resale of all of the Registrable Securities.  The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount determined as of the date the Registration Statement is initially filed with the SEC.  The Registration Statement shall contain customary “Selling Stockholders” and “Plan of Distribution” sections.  The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline.  By 9:30 a.m. New York City time on the Business Day following the Effectiveness Date, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b)           Additional Mandatory Registrations.  The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 (or Form S-1 or any other applicable form, if Form S-3 is not available to the Company) covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder.  To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC.  Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount as of the date the Registration Statement is initially filed with the SEC.  Each Additional Registration Statement shall contain customary “Selling Stockholders” and “Plan of Distribution” sections.  The Company shall use its commercially reasonable efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline.  By 9:30 a.m. New York time on the date following the Additional Effectiveness Date, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(c)           Sufficient Number of Shares Registered.  In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall file a new Registration Statement on Form S-3 (or Form S-1 or any other applicable form, if Form S-3 is not available to the Company), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) Business Days after the necessity therefor arises.  The Company shall use its commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.  For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90.

3.             Related Obligations.  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(d) hereof, the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)           The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline).  The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of: (i) the date as of which the Investor may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act (“Rule 144”) or (ii) the date on which the Investor shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b)           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

(c)           The Company shall use its commercially reasonable efforts to register and qualify, unless an exemption from registration and qualification applies, the resale by Investor of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(d)           The Company shall notify the Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or a statement or omission that renders the prospectus defective under applicable laws (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(m), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission.  The Company shall also promptly notify the Investor in writing when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective.

(e)           The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f)           If the Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of the Investor, the Company shall furnish to the Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request: (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investor; and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance reasonably acceptable to such counsel and as is customarily given in an underwritten public offering, addressed to the Investor.

(g)           The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless: (i) disclosure of such information is necessary to comply with federal or state securities laws; (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement; (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction; or (iv) such information has been made available to the public other than by disclosure in violation of this Agreement or any other Transaction Document.  The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(h)           The Company shall use its commercially reasonable efforts either to: (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

(i)           The Company shall cooperate with the Investor and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

(j)           If requested by an Investor, the Company shall as soon as practicable: (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Investor.

(k)           The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary or desirable to consummate the disposition of such Registrable Securities.

(l)           The Company shall comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

4.             Obligations of the Investor.

(a)           At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Investor in writing of the information the Company requires from the Investor.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Investor that the Investor shall, within five (5) Business Days of the Company’s request, furnish to the Company such information regarding itself, the Registrable Securities held by the Investor and the intended method of disposition of the Registrable Securities, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company deems necessary.

(b)           The Investor, by the Investor’s acceptance of the Registrable Securities, agrees to furnish information about itself to the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Investor has notified the Company in writing of the Investor’s election to exclude all of the Investor’s Registrable Securities from such Registration Statement.

(c)           The Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(d) or 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.

5.             Expenses of Registration.  All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 hereof, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

6.             Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)           To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any other statement or omission which renders the prospectus defective under applicable laws or regulations; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or any other statement or omission which renders the prospectus defective under applicable laws or regulations; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d).  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9 or the termination or lapse of this Agreement.

(b)           In connection with any Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor in Sections 4.5 and 4.13 of the Securities Purchase Agreement expressly for use in connection with such Registration Statement; and, subject to Section 6(c), the Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9 or the termination or lapse of this Agreement.

(c)           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests or conflicts between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)           The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)           The indemnity agreements contained herein shall be in addition to: (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.             Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.             Reports Under the Exchange Act.  With a view to making available to the Investor the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees, for so long as Registrable Securities are outstanding, to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)           furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, such information as may be reasonably and customarily requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9.             Assignment of Registration Rights.  The rights under this Agreement shall be automatically assignable by the Investor to any permitted transferee of all or any portion of the Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within five (5) Business Days after such assignment; (ii) the Company is, within five (5) Business Days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (iv) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.           Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.           Miscellaneous.

(a)           A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b)           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered if delivered in accordance with Section 10.2 of the Securities Purchase Agreement.

(c)           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)           All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(e)           Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)           This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(g)           Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(h)           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)           This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j)           Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)           This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

YOU ON DEMAND HOLDINGS, INC.

By:
Name:
Title:

INVESTOR:

FIL INVESTMENT MANAGEMENT (HONG KONG) LIMITED
as professional fiduciary for various accounts from time to time

By:
Name:
Title:

Signature Page
Registration Rights Agreement